
                                       BALANCE SHEET
                                        (Unaudited)
-----------------------------------------------------------------------------------------------------
(In thousands, except share amounts)                      March 31,      December 31,   March 31,
                                                              1998            1997          1997
                                                          -------------------------------------------

Assets
Cash and due from banks                                  $    180,813  $    200,760   $   204,791
Interest-bearing deposits with other banks                    354,681       466,000       526,479
Investment securities:
    Held-to-maturity                                          110,468       150,307       237,718
    Available-for-sale                                        346,612       375,787       385,767
Federal funds sold                                                  0             0        40,000
Loans and lease financing                                   3,881,131     3,891,863     3,634,293
    Less: Unearned income                                     (14,866)      (12,038)      (12,412)
       Allowance for credit losses                           (116,686)     (116,753)     (120,624)
                                                         --------------------------------------------
    Net loans and lease financings                          3,749,579     3,763,072     3,501,257
Bank premises and equipment, net                               31,902        31,640        29,608
Customers' acceptance liability                                 4,032         4,390         1,051
Other assets                                                  108,195       109,616       138,461
                                                         --------------------------------------------
    Total Assets                                         $  4,886,282  $  5,101,572   $ 5,065,132
                                                         ============================================
Liabilities and Shareholders' Equity
Deposits:
    Domestic offices:
       Noninterest-bearing                               $    425,535  $    671,590    $  604,804
       Interest-bearing                                     3,752,607     3,587,875     3,570,691
    Foreign office:
       Interest-bearing                                        82,737        95,612       113,291
                                                         --------------------------------------------
          Total deposits                                    4,260,879     4,355,077     4,288,786

Federal funds purchased and
   repurchase agreements                                       32,700        93,100        71,330
Other short-term borrowings                                    24,955        25,031        10,648
Acceptances outstanding                                         4,032         4,390         1,051
Long-term debt                                                  2,812        65,534       151,965
Other liabilities                                              54,985        55,092        57,412
                                                         --------------------------------------------
    Total liabilities                                       4,380,363     4,598,224     4,581,192
                                                          -------------------------------------------
Shareholders' equity:
    Preferred stock: no par
       Authorized: 5,000,000 shares                            75,000        75,000        75,000
       Outstanding: 1998 and 1997-750,000 shares

    Common stock: $5 par value                                 82,107        82,099        82,059
       Authorized: 25,000,000 shares
       Outstanding: March 31, 1998 - 16,421,402 shares
                    December 31, 1997 - 16,419,733 shares
                    March 31, 1997 - 16,411,723 shares
    Surplus                                                   267,555       267,484       267,267
    Undivided profits                                          81,502        78,920        61,826
    Net unrealized loss
        on available-for-sale securities                         (245)         (155)       (2,212)
                                                         ---------------------------------------------
       Total shareholders' equity                             505,919       503,348       483,940
                                                         ---------------------------------------------
       Total Liabilities and Shareholders' Equity          $4,886,282   $ 5,101,572   $ 5,065,132
                                                         ---------------------------------------------


                                   STATEMENTS OF INCOME
                                       (unaudited)

(In thousands)                                                        Three Months Ended
                                                                           March 31,
------------------------------------------------------------------------------------------------------
                                                                   1998                    1997
                                                         ---------------------------------------------

Interest Income
Interest and fees on loans and lease financing               $     79,982               $  77,055
Interest on investment securities:
    Taxable                                                         7,198                   9,393
    Exempt from federal income taxes                                    0                      95
Interest on deposits with other banks                               6,206                   7,187
Interest on federal funds sold                                        506                     575
                                                         ---------------------------------------------
    Total interest expense                                         93,892                  94,305
                                                         ---------------------------------------------
Interest Expense
Interest on deposits                                               42,188                  39,982
Interest on short-term borrowings                                     630                     792
Interest on long-term debt                                            847                   2,417
                                                         ---------------------------------------------
    Total interest expense                                         43,665                  43,191
                                                         ---------------------------------------------
Net interest income                                                50,227                  51,114
    Provision for credit losses                                     2,000                   5,000
                                                         ---------------------------------------------
Net interest income after provision for credit losses              48,227                  46,114
                                                         ---------------------------------------------
Other Operating Income
Service charges on deposit accounts                                 1,244                   1,217
Trust fees and commissions                                            890                     871
Investment securities gains                                             0                      61
Other income                                                        3,627                   4,026
                                                         ---------------------------------------------
    Total other operating income                                    5,761                   6,175
                                                         ---------------------------------------------
Other Operating Expense
Salaries                                                           15,833                  15,701
Employee benefits                                                   6,507                   4,465
                                                         ---------------------------------------------
    Total staff expense                                            22,340                  20,166

Net occupancy expense                                               4,131                   3,851
Equipment expense                                                   1,845                   1,942
Other expense                                                      14,235                  11,184
                                                         ---------------------------------------------
    Total other operating expense                                  42,551                  37,143
                                                         ---------------------------------------------
Income before income taxes                                         11,437                  15,146
Income tax expense                                                  4,047                   5,473
                                                         ---------------------------------------------
NET INCOME                                                   $      7,390               $   9,673
                                                         =============================================
NET INCOME APPLICABLE TO COMMON STOCK                        $      5,866               $   8,149
                                                         ---------------------------------------------
    Average common share outstanding                           16,420,957              16,410,882



                        STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY
                                      (unaudited)
------------------------------------------------------------------------------------------------------
(In thousands)                                                        Three Months Ended
                                                                           March 31,
                                                         ---------------------------------------------
                                                                   1998                    1997
                                                         ---------------------------------------------
Preferred Stock

Balance at beginning of period                               $     75,000               $  75,000
                                                         ---------------------------------------------
    Balance at end of period                                 $     75,000               $  75,000
                                                         ---------------------------------------------
Common Stock

Balance at beginning of period                               $     82,099               $  82,043

Dividends reinvested                                                    8                      16
                                                         ---------------------------------------------
    Balance at end of period                                 $     82,107               $  82,059
                                                         ---------------------------------------------
Surplus

Balance at beginning of period                               $    267,484               $  267,197

Dividends reinvested                                                   71                       70
                                                         ---------------------------------------------
    Balance at end of period                                 $    267,555               $  267,267
                                                         ---------------------------------------------

Undivided profits

Balance at beginning of period                               $     78,920               $   56,959

Net income                                                          7,390                    9,673

Cash dividends declared on:

    Common stock at $0.20 per share in 1998 and 1997               (3,284)                  (3,282)

    Preferred stock                                                (1,524)                  (1,524)
                                                         ---------------------------------------------
       Balance at end of period                              $     81,502               $   61,826
                                                         ---------------------------------------------
Net unrealized gains (losses)
    on available-for-sale securities

Balance at beginning of period                               $       (155)              $     (670)
Change in unrealized gains (losses)                                   (90)                  (1,542)
                                                         ---------------------------------------------
    Balance at end of period                                 $       (245)              $   (2,212)
                                                         ---------------------------------------------
       Total shareholders' equity at end of period           $    505,919               $  483,940
                                                         =============================================


                       STATEMENTS OF CHANGES IN ALLOWANCE FOR CREDIT LOSSES
                                           (unaudited)
------------------------------------------------------------------------------------------------------
(In thousands)                                                        Three Months Ended
                                                                           March 31,
                                                         ---------------------------------------------
                                                                   1998                    1997
                                                         ---------------------------------------------

Balance at beginning of period                               $    116,753               $ 126,171
Provision charged to expense                                        2,000                   5,000
Recoveries credited                                                   968                   2,023
Losses charged                                                     (3,035)                (12,570)
                                                         ---------------------------------------------
Balance at end of period                                     $    116,686               $ 120,624
                                                         ---------------------------------------------


                                   STATEMENTS OF CASH FLOW
                                        (unaudited)
------------------------------------------------------------------------------------------------------
(In thousands)                                                        Three Months Ended
                                                                           March 31,
                                                         ---------------------------------------------
                                                                   1998                    1997
                                                         ---------------------------------------------

Operating Activities
    Net income                                               $      7,390               $   9,673
    Adjustments to reconcile net income to net
      cash provided by operating activities:
       Provision for credit losses                                  2,000                   5,000
       Provision for depreciation and amortization                  1,398                   1,513
       Provision for deferred income taxes                          2,295                   2,240
       Gain on sales of other real estate owned                      (133)                   (795)
       Amortization of investment security premiums and dis          (320)                   (275)
       Gain on maturities and sales of investment securities           --                     (61)
       Net (increase) decrease in interest receivable               5,849                  (1,591)
       Net increase in prepaid expenses                            (5,963)                 (1,112)
       Net decrease in interest payable                            (2,253)                   (670)
       Net increase in accrued expenses                             3,918                   8,582
       Others, net                                                 (3,197)                (24,730)
                                                          ---------------------------------------------
          Net cash provided (used) by operating              $     10,984               $  (2,226)
            activities                                    ---------------------------------------------

Investing Activities
    Held-to-maturity securities
       Maturities                                            $     40,000               $   1,727
    Available-for-sale securities
       Sales                                                          --                   58,233
       Maturities                                                 159,156                   8,990
       Purchases                                                 (129,962)               (145,088)
    Net (increase) decrease in interset-bearing deposits
          with other banks                                        111,320                  (7,700)
    Net increase in loans and lease financing                      11,381                  11,874
    Proceeds from sales of other real estate owned                    957                   3,331
    Purchase of premises and equipment                             (1,659)                   (860)
                                                          ---------------------------------------------
       Net cash provided (used) by investing activities      $    191,193               $ (69,493)
                                                          ---------------------------------------------

Financing Activities
    Net increase (decrease) in deposits                      $    (94,199)              $  50,027
    Net increase (decrease) in short-term borrowings              (60,476)                 33,779
    Net decrease in long-term debt                                   (144)                   (134)
    Redemption of long-term debt                                  (62,577)                     --
    Proceeds from issuance of common stock                             79                      86
    Cash dividends paid                                            (4,807)                 (4,805)
                                                         ---------------------------------------------
       Net cash provided (used) by financing activities      $   (222,124)              $  78,953
    Net increase (decrease) in cash and due from banks            (19,947)                  7,234
                                                         ---------------------------------------------
    Cash and due from banks at beginning of period           $    200,760               $ 197,557
                                                         ---------------------------------------------
    Cash and due from banks at end of period                 $    180,813               $ 204,791
                                                         ---------------------------------------------

                          NOTES TO FINANCIAL STATEMENTS
                                   (Unaudited)


Basis of Presentation

The unaudited financial statements of Sumitomo Bank of California (the Bank) have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to Form 10-Q and Rule 10-01 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the three months ended March 31, 1998 are not necessarily indicative of the results that may be expected for the year ended December 31, 1998. For further information, refer to the financial statements and footnotes thereto included in the Bank's Annual Report to Shareholders on Form 10-K for the year ended December 31, 1997.

The Bank adopted Statement of Financial Accounting Standards No. 128, "Earnings per Share" (SFAS 128) on January 1, 1997 and disclosed the effects within its December 31, 1997 annual report. SFAS 128 replaces primary & fully diluted earnings per share with basic and diluted earnings per share calculations. Basic earnings per share calculations result in the same earnings per share previously reported by the Bank. There are no potentially dilutive common shares. The Bank's basic earnings per share for the three months ended March 31, 1998, and 1997 were as follows (in thousands, except share data):


                                                          Three months ended
                                                             March 31,
                                                         1998         1997
                                                  ------------------------------
Net income                                        $      7,390   $     9,673

Less:  Preferred stock dividends                        (1,524)       (1,524)
                                                  ------------------------------
Income available to common shareholders                  5,866         8,149
                                                  ------------------------------
Weighted average shares                             16,420,957    16,410,882

Basic earnings per share                          $       0.36   $      0.50
                                                  ==============================

The Bank adopted SFAS 130 "Reporting Comprehensive Income" (by including footnote disclosure only) for the quarter ending March 31, 1998. SFAS 130 establishes standards for reporting and displaying comprehensive income and its components in the financial statements. For the Bank, comprehensive income includes net income reported on the income statement and changes in the fair value of its available-for-sale investments reported as a component of shareholders' equity. The following table presents net income adjusted by the change in unrealized gains or losses on the available-for-sale investments as a component of comprehensive income for the three months ended March 31, 1998, and 1997 (in thousands):



                                                          Three months ended
                                                             March 31,
                                                         1998         1997
                                                  ------------------------------

Net income                                        $      7,390   $     9,673

Net change in unrealized gains (losses)
    on available for sale investments                     (90)        (1,542)
                                                  ------------------------------
Comprehensive income                               $    7,300    $     8,131
                                                  ==============================